SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): March 22, 2011

INOLIFE TECHNOLOGIES, INC.
 (Exact Name Of Registrant As Specified In Charter)

New York	0-50863	30-0591424
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

8601 SIX FORKS ROAD
SUITE 400
RALEIGH, NC 27615
(Current Address of Principal Executive Offices)

Phone number: 919-676-5334
 (Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure

Effective March 22, 2011 the Company filed with the Secretary of State of the State of New York a Certificate of Amendment to the Certificate of Incorporation of the Company, pursuant to which the Company increased its number of authorized shares of common stock to 900,000,000 shares, par value of $0.0001 per share (the “Share Increase”).  The Share Increase was previously approved by the Company’s Board of Directors and holders of a majority of its outstanding common stock as provided under a Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on February 28, 2011.

Section 9 -- Financial Statement And Exhibits

Item 9.01 Financial Statement And Exhibits.

(c)  Exhibits.

Exhibit 3.1     Amendment to Certificate of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

March 25, 2011	By:	/s/Gary Berthold
Gary Berthold
President

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